Second Quarter 2024 Earnings Call Tim Oliver, President & Chief Executive Officer Paul Campbell, Chief Financial Officer Stuart Mackinnon, Chief Operating Officer 1 Wednesday, August 14th, 2024

FORWARD-LOOKING STATEMENTS NCR Atleos Confidential 2 NCR Atleos Corporation (“NCR Atleos,” “Atleos” or the “Company”) cautions that comments made during this presentation and in these materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “estimate,” “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “would,” “potential,” “positioned,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company's plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company following the separation from NCR Voyix Corporation (“Voyix” or “NCR Voyix”), and value creation and ability to innovate and drive growth generally as a result of such transaction; the expected financial performance of the Company for 2024; the Company's net leverage ratio targets for year-end 2024 and long-term; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including key performance indicator targets and expectations for 2024; the Company's focus on advancing strategic growth initiatives and transforming the Company into a software-led ATM as a service company with a higher mix of recurring revenue streams, including the Company's focus on driving efficiencies and standardizing cloud-native service offerings; statements regarding redeployment priorities, and future capital allocation priorities and our expected free cash flow for 2024; and our expectations of NCR Atleos' ability to deliver increased value to customers and stockholders. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company's control, including the failure of NCR Atleos to achieve some or all of the expected strategic benefits or opportunities expected from the spin-off, that NCR Atleos may incur material costs and expenses as a result of the spin-off, that NCR Atleos has no pre-spin operating history as an independent, publicly traded company, and NCR Atleos' historical and pro forma financial information is not necessarily representative of the results that it would have achieved as a separate, publicly traded company and therefore may not be a reliable indicator of its future results, NCR Atleos' obligation to indemnify NCR Voyix pursuant to the agreements entered into connection with the spin-off (including with respect to material taxes) and the risk NCR Voyix may not fulfill any obligations to indemnify NCR Atleos under such agreements, that under applicable tax law, NCR Atleos may be liable for certain tax liabilities of NCR Voyix following the spin-off if NCR Voyix were to fail to pay such taxes, that agreements binding on NCR Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions, potential liabilities arising out of state and federal fraudulent conveyance laws, the fact that NCR Atleos may receive worse commercial terms from third-parties for services it presently receives from NCR Voyix, that after the spin-off, certain of NCR Atleos' executive officers and directors may have actual or potential conflicts of interest because of their previous positions at NCR Voyix, potential difficulties in maintaining relationships with key personnel, NCR Atleos will not be able to rely on the earnings, assets or cash flow of NCR Voyix and NCR Voyix will not provide funds to finance NCR Atleos' working capital or other cash requirements. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Although the Company believes that assumptions underlying the forward-looking statements contained herein are reasonable, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Additional information concerning these and other factors can be found in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's registration statement on Form 10 and amendments thereto, the final information statement, included as an exhibit to the Company's current report on Form 8-K filed with the SEC on August 15, 2023, the Company’s annual report on Form 10-K filed with the SEC on March 26, 2024, quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated August 13, 2024, and Atleos does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

NOTES TO INVESTORS NON-GAAP MEASURES. While Atleos reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: adjusted gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); adjusted free cash flow-unrestricted; adjusted gross margin (non-GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA or Net Leverage Ratio; adjusted income from operations (non-GAAP); adjusted interest and other expense (non-GAAP); adjusted income tax expense (non-GAAP); effective income tax rate (non-GAAP); and adjusted net income attributable to Atleos (non-GAAP). These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of Atleos' website at www.ncratleos.com. Descriptions of many of these non-GAAP measures are also included in Atleos' SEC reports. TRADEMARKS. All trademarks, service marks and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "LTM" means last twelve months. (iv) the term "ARPU" means average revenue per unit. (v) the term "ATMaaS" means ATM as a Service, our turnkey, end-to-end ATM platform solution. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Websites referenced in this presentation are not incorporated by reference into the presentation. NCR Atleos Confidential 3

Business Update Tim Oliver President and Chief Executive Officer NCR Atleos Confidential 4

Good Q2 Solid First Half On Track for a Successful 2024 Building a track record of consistency with strong financial performance in the first two quarters as a separate company Strategic and operating initiatives progressed well and achieved objectives Network Utility Banking continued to grow, secured vital renewals, and expanded with new tenants, transaction types, and geographies Established foundation as independent company & accelerated separation from Voyix Strong interest from customers with growing sales pipeline and customer orders Gained commercial momentum with milestones in significant product and service offerings Q2 financial results were at or above the high-end of guidance ranges Recurring revenue grew 9% y/y and represented 73% of consolidated revenue Sequential margin expansion and positive free cash flow generation Banks are investing in branches and better consumer experiences, and seeking efficiency Sales funnel is developing well in all markets, reinforcing our key strategy pillars led by ATMaaS Continuous improvement is progressing and achieving efficiency gains Updated & reaffirmed 2024 financial targets Strong Performance and Momentum NCR Atleos Confidential 5

• Recurring revenue grew 12% y/y to 63% of segment revenue, led by software and services growth • Operational execution drove continued improvement in key service and efficiency metrics • Order volume increased sequentially and was up high single digits y/y for the first half of the year • ATMaaS revenue increased 31% to $47 million y/y; growing customer interest added incremental opportunity to a robust sales pipeline • Transaction growth, more profitable mix, and operating leverage drove double digit adjusted EBITDA growth • Utility banking continues to gain traction with 15% growth for Allpoint surcharge free withdrawals to a new record high • Progress on new transaction sets, including deposit acceptance with financial institution partners, cash payout for gig workers, and commercial deposit acceptance • Renewed flagship financial institution partners to the Allpoint network, including expanded Branded ATMs in approximately 4,000 Walgreens locations Self-Service Banking Network Segment Highlights NCR Atleos Confidential 6

# Key Objectives for 2024

| 2024 Objectives | 2024 Initiatives | Q2 2024 Progress Update |
|---|---|---|
| Differentiate & Grow | ■ Offer best-in-class solutions and service<br>■ Leverage existing operations<br>■ Expand markets and transaction sets<br>■ Advance ATMaaS model | ✓ Achieved critical milestones in product development and service delivery<br>✓ Grew ATMaaS revenue 31% to $47 million with the backlog and pipeline up sequentially, and identified opportunities to broaden adoption<br>✓ Significant progress in building new transaction sets for the Network business |
| Optimize Resource Allocation | ■ Establish a culture of continuous improvement<br>■ Identify and realize efficiency opportunities<br>■ Apply disciplined approach to investment<br>■ Allocate capital to enhance shareholder value | ✓ Completed reorganization of customer service and business operations<br>✓ Launched additional productivity initiatives that are part of our project plan that is expected to generate over $100 million in annualized savings |
| Complete Separation | ■ Complete the transfer of operations in certain markets that remained after transaction close<br>■ Wind down TSA agreements | ✓ 69% of total TSA's have been wound down<br>✓ Transferred 2 stranded markets from Voyix in Q2; 2 left and expected to transfer by Q3 |

NCR ATLEOS
NCR Atleos Confidential 7

Financial Review Paul Campbell Chief Financial Officer NCR Atleos Confidential 8

Q2 2024 CONSOLIDATED FINANCIAL RESULTS 9 $ in millions, except percentages and per share amounts ■ Q2 '24 Revenue of $1,081M, +4% y/y ■ Q2 '24 Recurring Revenue of $793M, +9% y/y ■ Q2 '24 Adjusted EBITDA of $193M, -3% y/y; Adjusted EBITDA margin of 17.9% ■ Decrease in Adjusted EBITDA due to anticipated dis-synergies and external macro headwinds ■ Q2 Adjusted Free Cash Flow of $16M ■ Second Quarter Non-GAAP Diluted EPS of $0.81 Adjusted EBITDATotal Revenue/Recurring $100 $150 $200 Q2 23 Q1 24 Q2 24 $162 Fiscal Year 2023 Fiscal Year 2024 $0 $500 $1,000 Q2 23 Q1 24 Q2 24 $1,040 $198 $1,081 $193 $730 $793 $763 $1,050 Fiscal Year 2023 Fiscal Year 2024

$1,475 $1,575 $1,675 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 55% 60% 65% Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 $0 $100 $200 Q2 23 Q1 24 Q2 24$550 $625 $700 Q2 23 Q1 24 Q2 24 $628 $654 Recurring Revenue Mix % ARR 58% $173 $1,500 62% $673 $158 $1,573 63% $1,666 Revenue Adjusted EBITDA Key Strategic Metrics Up 500 bps y/y • Growth in Software and Services • ATMaaS gaining traction Up 11% y/y • Growth in Software and Services $134 SELF-SERVICE BANKING $ in millions, except percentages 10 Fiscal Year 2023 Fiscal Year 2024 Fiscal Year 2023 Fiscal Year 2024 +7% seq +3% y/y +18% seq down y/y

15 20 25 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 $120 $140 $160 $180 $200 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24$7.5 $8.5 $9.5 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 $0 $10 $20 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 $13.9 $0 $25 $50 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 $36 LTM ARPU (in thousands)ATMaaS Units (in thousands) ARR (in millions) Up 8% y/y • Growth in higher yield regions $8.0 $10.5 18.0 $145 $8.5 $47 $14.4 20.8 $183 Up 23% y/y • ATMaaS gaining traction • ATMaaS backlog up to 4,000+ units Up 30% y/y • Increase in ATMaaS Units $8.6 22.1 $188 Revenue Gross Profit1 Key Strategic Metrics $46 $40 $42 $13.5 $13.5 ATM as a Service $ in millions, except units, ARPU, and percentages 11(1) Gross profit includes management’s estimates of certain cost allocations +2% seq +31% y/y +4% seq +37% y/y

$14.0 $15.0 $16.0 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 75 80 85 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 $0 $60 $120 Q2 23 Q1 24 Q2 24 $150 $250 $350 Q2 23 Q1 24 Q2 24 $309 Network Managed Units (in thousands) LTM ARPU (in thousands) 84 $91$326 $101 $15.4 81 $14.4 $15.8 81 Revenue Adjusted EBITDA Key Strategic Metrics Down 4% y/y • Continued optimization of ATM portfolio Up 10% y/y • Global withdrawal volumes up 10% y/y • NAMER Surcharge free withdrawals up 15% y/y $310 $86 NETWORK $ in millions, except units, ARPU, and percentages 12 +5% seq +6% y/y +17% seq +11% y/y Fiscal Year 2023 Fiscal Year 2023Fiscal Year 2024 Fiscal Year 2024

Segment Results Summary $ in millions NCR Atleos Confidential 13 Revenue Q2 2024 Q2 2023 % Change Self-Service Banking $673 $654 3% Network 326 309 6% Technology & Telecommunications 51 49 4% Total Core Revenues $1,050 $1,012 4% Other 31 28 11% Total Atleos $1,081 $1,040 4% Adjusted EBITDA Q2 2024 Q2 2023 % Change Self-Service Banking $158 $173 (9%) Network 101 91 11% Technology & Telecommunications 8 6 33% Corporate (77) (81) 5% Total Core Adj. EBITDA $190 $189 1% Other 3 9 (67%) Total Atleos $193 $198 (3%) Adjusted EBITDA Margin Q2 2024 Q2 2023 bps Change Self-Service Banking 23.5% 26.5% -300 bps Network 31.0% 29.4% +160 bps Technology & Telecommunications 15.7% 12.2% + 350 bps Corporate n/m n/m n/m Total Core Adj. EBITDA Margin 18.1% 18.7% -60 bps Other 9.7% 32.1% n/m Total Atleos 17.9% 19.0% -110 bps

Revenue Q2 2024 Q1 2024 Services & Software $540 $514 Transactional (Network segment) 319 303 Hardware 191 172 Total Core Revenues $1,050 $989 Other – Voyix 31 61 Total Atleos Revenue $1,081 $1,050 Gross Profit (Non-GAAP)1 Q2 2024 Q1 2024 Services & Software $169 $163 Transactional (Network Segment) 96 83 Hardware 37 29 Corporate unallocated (30) (37) Total Core Gross Profit $272 $238 Other – Voyix 4 6 Total Atleos Gross Profit $276 $244 Product Results Summary 14 $ in millions (1) Refer to definitions in the supplementary section of the presentation. Adjusted gross profit (non-GAAP) for the product lines include management’s estimates of certain cost allocations. Supplementary product information provided on this slide is for modeling purposes only and is not considered by Company management in assessing segment performance. ■ Our strategy is focused on generating incremental revenue and profit by facilitating efficient and convenient automated banking services ■ We achieve this by growing recurring, higher margin revenue streams in services, transactions, and software that can be scaled up across our installed base of hardware ■ In the big picture we are agonistic about where & how we capture incremental revenue and profit – ATM as a Service or through Utility Banking ■ Note: For this graphic Q1 2024 is a base level from which the Company plans to build out a trailing five quarter view

(1) Cash and cash equivalents as presented in our Condensed Consolidated Balance Sheets. (2) Refer to the definitions in the supplementary section of the presentation. (3) Reflects management’s assessment for Q2 2024 and Q2 2023 capital expenditures. Balance Sheet & Liquidity June 30, 2024 December 31, 2023 Liquidity $672 $676 Revolving Credit Availability $298 $337 Cash (unrestricted)1 $374 $339 Total Debt $3,005 $3,014 Net Debt2 $2,631 $2,675 Net Leverage Ratio2 3.5X 3.7X Free Cash Flow Q2 2024 Q2 2023 Adjusted EBITDA $193 $198 Less Maintenance capital expenditures(3) ($13) ($14) Less Growth capital expenditures(3) ($11) n/m Less ATMaaS capital expenditures(3) ($8) n/m Cash paid for Taxes ($11) ($13) Cash paid for Interest ($108) n/m Change in Working Capital ($8) ($99) Other items ($18) n/m Adj. Free Cash Flow – Unrestricted $16 $72 Cash Flow and Financial Position NCR Atleos Confidential 15 $ in millions

2024 Financial Outlook 16NCR Atleos Confidential $ in millions, except per share amounts and percentages Q3 2024 Targets Prior FY 2024 Targets Updated FY 2024 TargetsConsolidated Range Range Range Revenue $1,045 - $1,075 $4,200 - $4,400 $4,260 - $4,340 Adjusted EBITDA $195 - $205 $770 - $800 $770 - $800 Fully Diluted EPS (non-GAAP) $0.71 - $0.81 $2.90 - $3.20 $2.90 - $3.20 Adj. Free Cash Flow – Unrestricted $40 - $60 $170 - $230 $190 - $220 Interest Expense $75 - $80 ~$290 $295-$305 Effective Tax Rate (non-GAAP) ~28% ~26% ~26% Fully Diluted Share Count (non-GAAP) ~74.8 ~75.3 ~75

2024 Segment Financial Outlook NCR Atleos Confidential 17 $ In millions Q3 2024 Targets FY 2024 Targets (Updated) Segments Range Range Revenue Self Service Banking $655 - $670 $2,655 - $2,690 Network $325 - $335 $1,280 - $1,310 Technology & Telecommunications $43 - $45 $188 - $197 Other – Voyix Related $22 - $25 $137 - $143 Total Consolidated Revenue $1,045 - $1,075 $4,260 - $4,340 Adjusted EBITDA Self Service Banking $160 - $165 $625 - $645 Network $100 - $105 $385 - $400 Technology & Telecommunications $8 - $9 $35 - $40 Other – Voyix Related $1 - $3 $12 - $16 Corporate – Overhead & OIE ($74) - ($77) ($287) - ($301) Total Consolidated Adj EBITDA $195 - $205 $770 - $800

Good Second Quarter Results at high-end of Guidance Solid Revenue growth in all Atleos Core businesses Implemented Strategic actions for a strong 2024 Full Year 2024 Guidance Ranges Reaffirmed & Narrowed Takeaways NCR Atleos Confidential 18

SUPPLEMENTARY MATERIALS 19NCR Atleos Confidential

Recurring revenue - all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. Annual recurring revenue or "ARR"- recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. LTM - Last twelve months ARPU - average revenue per unit ATM - Automated teller machine ATM as a Service ("ATMaaS") - our turnkey, end-to-end ATM platform solution, whereby we own the ATM and provide comprehensive managed services solutions to financial institutions Liquidity - Borrowing capacity under our senior secured Revolving Credit Facility plus unrestricted cash and cash equivalents Hardware revenue - revenue related to ATM and other hardware sales Services revenue - revenue related to hardware and software maintenance, professional services, and ATMaaS Software revenue - revenue related to software license, software maintenance and professional installation services Transactional revenue - revenue related to payment transaction processing services, interchange and other network revenue as well as Bitcoin-related revenue Certain Terms & Key Performance Indicators (KPIs) 20

While Atleos reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Adjusted Gross Margin (non-GAAP), Adjusted Gross Margin Rate (non-GAAP), Adjusted Operating Expenses (non-GAAP), Adjusted Income from Operations (non-GAAP), Adjusted Operating Margin Rate (non-GAAP), Adjusted Interest and Other (Expense) (non- GAAP), Adjusted Income Tax Expense (non-GAAP), Adjusted Effective Income Tax Rate (non-GAAP), and Adjusted Net Income from Continuing Operations Attributable to Atleos (non-GAAP). Atleos’ non-GAAP diluted EPS, adjusted gross margin (non-GAAP), adjusted gross margin rate (non-GAAP), adjusted operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), adjusted effective income tax rate (non-GAAP), and adjusted net income from continuing operations attributable to Atleos (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including separation-related costs, amortization of acquisition related intangibles, stock-based compensation expense, and transformation and restructuring activities, from Atleos’ GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to Atleos, respectively. Due to the nature of these special items, Atleos' management uses these non-GAAP measures to evaluate year-over-year operating performance. Atleos believes these measures are useful for investors because they provide a more complete understanding of Atleos' underlying operational performance, as well as consistency and comparability with Atleos' past reports of financial results. Adjusted Free Cash Flow-Unrestricted (FCF). Atleos defines adjusted free cash flow-unrestricted as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestment in the trade receivables facility established in the fourth quarter of 2023 due to fluctuations in the outstanding balance of receivables sold, plus/minus financing payments/receipts of owned ATM capital expenditures, and plus pension contributions and pension settlements. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not yet remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. Atleos' management uses adjusted free cash flow-unrestricted to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, adjusted free cash flow-unrestricted indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Adjusted free cash flow-unrestricted does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure. Adjusted free cash flow-unrestricted does not have uniform definitions under GAAP and, therefore, Atleos' definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES 21

Net Debt. Atleos determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt as presented on the face of the Condensed Consolidated Balance Sheets. Atleos believes that Net Debt provides useful information to investors because Atleos’ management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor Atleos’ Net Debt as part of their assessments of Atleos’ business. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). Atleos determines Adjusted EBITDA based on GAAP Net income attributable to Atleos plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus acquisition-related costs; plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits; plus separation-related costs; plus transformation and restructuring charges (which includes integration, severance and other exit and disposal costs); plus stock-based compensation expense; plus other special (expense) income items. These adjustments are considered non-operational or non-recurring in nature and are excluded from the Adjusted EBITDA metric utilized by our chief operating decision maker (“CODM”) in evaluating segment performance and are separately delineated to reconcile back to total reported income attributable to Atleos. Atleos uses Adjusted EBITDA to manage and measure the performance of its business segments. Atleos also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. Atleos believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Net Leverage Ratio. Atleos believes that its ratio of Net Debt to Adjusted EBITDA, or Net Leverage Ratio, provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. NON-GAAP MEASURES 22

With respect to our Adjusted EBITDA, adjusted free cash flow-unrestricted and non-GAAP diluted earnings per share forward-looking guidance, we do not provide a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income, GAAP cash flow from operating activities and GAAP diluted earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Atleos management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of Atleos' website at www.ncratleos.com. NON-GAAP MEASURES 23

Q2 2024 Q2 2023 % Change Revenue $1,081 $1,040 4% Gross Margin 253 247 2% Gross Margin Rate 23.4% 23.8% Operating Expenses 146 168 (13)% % of Revenue 13.5% 16.2% Operating Income 107 79 35% % of Revenue 9.9% 7.6% Interest and other expense, net (75) (4) 1,775% Income Tax Expense 4 23 Effective Income Tax Rate 12.5% 30.7% Net Income attributable to Atleos $29 $53 (45)% Diluted EPS attributable to Atleos $0.39 $0.75 (48)% $ in millions, except percentages and per share amounts Q2 2024 GAAP RESULTS 24

Q2 2024 Q2 2023 % Change Revenue $1,081 $1,040 4% Adjusted Gross Margin (non-GAAP) 276 270 2% Adjusted Gross Margin Rate (non-GAAP) 25.5% 26.0% Adjusted Operating Expenses (non-GAAP) 124 109 14% % of Revenue 11.5% 10.5% Adjusted Income from Operations (non-GAAP) 152 161 (6)% % of Revenue (Adjusted Operating Margin Rate) 14.1% 15.5% Adjusted Interest and other expense (non-GAAP) (80) (4) 1,900% Adjusted Income Tax Expense (non-GAAP) 13 40 (68)% Adjusted Effective Income Tax Rate (non-GAAP) 18.1% 25.5% Adjusted Net Income attributable to Atleos (non-GAAP) $60 $118 (49)% Diluted EPS attributable to Atleos (non-GAAP) $0.81 $1.67 (51)% $ in millions, except per share amounts Q2 2024 OPERATIONAL RESULTS (Non-GAAP) 25

Q2 2024 Q2 2023 Net Income Attributable to Atleos (GAAP) $29 $53 Transformation & Restructuring Costs 6 5 Acquisition-Related Amortization of Intangibles 23 25 Acquisition-Related Costs (4) — Separation Costs 6 33 Interest Expense 79 5 Interest Income (2) — Depreciation and Amortization 43 35 Income Taxes 4 23 Stock-Based Compensation Expense 9 19 Adjusted EBITDA (non-GAAP) $193 $198 GAAP TO NON-GAAP RECONCILIATION $ in millions 26

Q2 2024 Q2 2023 Income from Operations (GAAP) $107 $79 Transformation and restructuring costs 6 5 Stock-based compensation expense 9 19 Acquisition-related amortization of intangibles 23 25 Acquisition-related costs 1 — Separation costs 6 33 Depreciation and Amortization 43 35 Other income (expense), net (3) 1 Non-controlling interest 1 1 Adjusted EBITDA (non-GAAP) $193 $198 GAAP TO NON-GAAP RECONCILIATION $ in millions 27

GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Gross Margin Gross Margin rate Operating Expenses Income from operations Interest & Other Expenses, Net Income Tax Expense (Benefit) Effective Income Tax Rate Net Income attributable to Atleos Diluted Earnings per Share GAAP Results $253 23.4% $146 $107 $(75) $4 12.5% $29 $0.39 Plus: Special Items Transformation and restructuring costs 3 0.3% (3) 6 — 1 5 0.07 Stock-based compensation expense 1 0.1% (8) 9 — 1 8 0.11 Acquisition-related amortization of intangibles 19 1.7% (4) 23 — 6 17 0.23 Acquisition-related costs — —% (1) 1 (5) (1) (3) (0.04) Separation costs — —% (6) 6 — 2 4 0.05 Non-GAAP Adjusted Results $276 25.5% $124 $152 $(80) $13 18.1% $60 $0.81 Q2 2024 28

NCR ATLEOS

# GAAP TO NON-GAAP RECONCILIATION

## Q2 2023

**$ in millions, except per share amounts**

| | Gross Margin | Gross Margin rate | Operating Expenses | Income from operations | Interest & Other Expenses, Net | Income Tax Expense (Benefit) | Effective Income Tax Rate | Net Income attributable to Atleos | Earnings per Share(1) |
|---|---|---|---|---|---|---|---|---|---|
| **GAAP Results** | **$247** | **23.8%** | **$168** | **$79** | **$(4)** | **$23** | **30.7%** | **$53** | **$0.75** |
| Plus: Special Items | | | | | | | | | |
| Transformation and restructuring costs | — | —% | (5) | 5 | — | 1 | | 4 | 0.06 |
| Stock-based compensation expense | 8 | 0.8% | (11) | 19 | — | 1 | | 18 | 0.25 |
| Acquisition-related amortization of intangibles | 15 | 1.4% | (10) | 25 | — | 7 | | 18 | 0.25 |
| Separation costs | — | —% | (33) | 33 | — | 8 | | 25 | 0.36 |
| **Non-GAAP Adjusted Results** | **$270** | **26.0%** | **$109** | **$161** | **$(4)** | **$40** | **25.5%** | **$118** | **$1.67** |

(1) On October 16, 2023, the date of Separation, 70.6 million shares of Atleos' Common Stock, par value $0.01 per share, were distributed to Voyix shareholders of record as of October 2, 2023, the Record Date. This share amount is utilized for the calculation of basic and diluted earnings per share for all periods presented prior to the Separation. For the three months ended June 30, 2023, these shares are treated as issued and outstanding for purposes of calculating historical earnings per share. For periods prior to the Separation, it is assumed that there are no dilutive equity instruments as there were no equity awards of Atleos outstanding prior to the Separation.

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NCR ATLEOS

# Q2 2024 SEGMENT RESULTS - GAAP*

**$ in millions**

| | Self-Service Banking | Network | T&T | Other(1) | Corporate(2) Unallocated | Total |
|---|---|---|---|---|---|---|
| **Product Revenue** | $212 | $14 | $6 | $15 | $— | **$247** |
| **Service Revenue** | $461 | $312 | $45 | $16 | $— | **$834** |
| **Total Revenue** | $673 | $326 | $51 | $31 | $— | **$1,081** |
| **Cost of Products** | $160 | $13 | $4 | $14 | $19 | **$210** |
| **Cost of Services** | $324 | $233 | $33 | $13 | $15 | **$618** |
| **SG&A and R&D Expenses(3)** | $44 | $27 | $7 | $2 | $66 | **$146** |
| **Income from Operations** | $145 | $53 | $7 | $2 | $(100) | **$107** |

* Figures presented in this table are calculated in accordance with U.S. GAAP. In accordance with ASC 280, Segment Reporting, the Company uses Adjusted EBITDA to assess segment performance and allocate the Company resources. No other measures, including income from operations, are considered by management in assessing performance nor does the chief operating decision maker use income from operations when assessing performance. Therefore, Adjusted EBITDA is considered the Company's GAAP measure of segment profit or loss. The supplementary segment-level information included on this slide is provided for modeling purposes only.

(1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix.
(2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment.
(3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

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NCR ATLEOS

# Q2 2024 SEGMENT RESULTS – NON-GAAP

**$ in millions**

| | Self-Service Banking | Network | T&T | Other(1) (4) | Corporate(2) (4) Unallocated | Total(4) |
|---|---|---|---|---|---|---|
| **Product Revenue** | $212 | $14 | $6 | $15 | $— | **$247** |
| **Service Revenue** | $461 | $312 | $45 | $16 | $— | **$834** |
| **Total Revenue** | $673 | $326 | $51 | $31 | $— | **$1,081** |
| **Adjusted Cost of Products (non-GAAP)** | $160 | $13 | $4 | $14 | $18 | **$209** |
| **Adjusted Cost of Services (non-GAAP)** | $325 | $213 | $33 | $13 | $12 | **$596** |
| **Adjusted SG&A and R&D Expenses(3) (non-GAAP)** | $43 | $24 | $7 | $2 | $48 | **$124** |
| **Adjusted Income from Operations (non-GAAP)** | $145 | $76 | $7 | $2 | $(78) | **$152** |
| **Adjusted EBITDA(4)** | $158 | $101 | $8 | $3 | $(77) | **$193** |

(1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix.
(2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment.
(3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.
(4) In accordance with ASC 280, Segment Reporting, the Company uses Adjusted EBITDA to measure segment performance. Therefore, Adjusted EBITDA for the reportable segments is considered its GAAP measure of segment profit or loss. We have provided Adjusted EBITDA for Other, Corporate and Total Company on a supplementary basis in order to facilitate a reconciliation of total Adjusted EBITDA to consolidated net income. Supplementary segment-level information provided on this slide is for modeling purposes only and is not considered by Company management in assessing segment performance.

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NCR ATLEOS

# Q2 2024 GAAP* TO NON-GAAP Segment Reconciliation

**$ in millions**

| | GAAP* | Transformation Costs | Stock Based Compensation | Acquisition Related Amortization of Intangibles | Corporate Acquisition-Related Costs | Separation Costs | Non-GAAP |
|---|---|---|---|---|---|---|---|
| Self Service Banking | $160 | $— | $— | $— | $— | $— | $160 |
| Network | 13 | — | — | — | — | — | 13 |
| T&T | 4 | — | — | — | — | — | 4 |
| Other | 14 | — | — | — | — | — | 14 |
| Corporate Unallocated | 19 | (1) | — | — | — | — | 18 |
| **Total Cost of Products** | **$210** | **$(1)** | **$—** | **$—** | **$—** | **$—** | **$209** |
| Self Service Banking | $324 | $— | $— | $1 | $— | $— | $325 |
| Network | 233 | — | — | (20) | — | — | 213 |
| T&T | 33 | — | — | — | — | — | 33 |
| Other | 13 | — | — | — | — | — | 13 |
| Corporate Unallocated | 15 | (2) | (1) | — | — | — | 12 |
| **Total Cost of Services** | **$618** | **$(2)** | **$(1)** | **$(19)** | **$—** | **$—** | **$596** |
| Self Service Banking | $44 | $— | $— | ($1) | $— | $— | $43 |
| Network | 27 | — | — | (3) | — | — | 24 |
| T&T | 7 | — | — | — | — | — | 7 |
| Other | 2 | — | — | — | — | — | 2 |
| Corporate Unallocated | 66 | (3) | (8) | — | (1) | (6) | 48 |
| **Total SG&A and R&D Expenses** | **$146** | **$(3)** | **$(8)** | **$(4)** | **$—** | **$(6)** | **$124** |
| Self Service Banking | $145 | $— | $— | $— | $— | $— | $145 |
| Network | 53 | — | — | 23 | — | — | 76 |
| T&T | 7 | — | — | — | — | — | 7 |
| Other | 2 | — | — | — | — | — | 2 |
| Corporate Unallocated | (100) | 6 | 9 | — | 1 | 6 | (78) |
| **Total Income from Operations** | **$107** | **$6** | **$9** | **$23** | **$1** | **$6** | **$152** |

*Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary segment-level information provided on the preceding slides and the adjustments to arrive at the non-GAAP amounts.

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GAAP* Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Non-GAAP GROSS PROFIT(1) Software and Services $170 $— $— $(1) $169 Transactional 76 — — 20 96 Hardware 37 — — — 37 Corporate unallocated (34) 3 1 — (30) Total Core Gross Profit(1) 249 3 1 19 272 Other - Voyix 4 — — — 4 Total Atleos Gross Profit(1) $253 $3 $1 $19 $276 Q2 2024 GAAP* TO NON-GAAP Product Reconciliation $ in millions 33 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

GAAP* Stock Based Compensation Acquisition Related Amortization of Intangibles Non-GAAP GROSS PROFIT(1) Software and Services $162 $— $1 $163 Transactional 62 — 21 83 Hardware 29 — — 29 Corporate unallocated (38) 1 — (37) Total Core Gross Profit(1) 215 1 22 238 Other 6 — — 6 Total Atleos Gross Profit(1) $221 $1 $22 $244 Q1 2024 GAAP* TO NON-GAAP Product Reconciliation $ in millions 34 *Figures presented in this column are calculated in accordance with U.S. GAAP. This reconciliation is provided to facilitate an understanding of the supplementary product-level information provided in this presentation and the adjustments to arrive at the non-GAAP amounts. Supplementary product-level information provided on this slide is for modeling purposes only and is not considered by Company management, including the chief operating decision maker, in assessing segment performance. (1) Product level adjusted gross profit (non-GAAP) includes management's estimates of certain cost allocations among the product categories.

Q2 2024 Q2 2023 Cash provided by operating activities $9 $80 Total capital expenditures $(32) $(14) Pension contributions $— $1 Restricted cash settlement activity $7 $5 Transfer of temporary funds back to Voyix(1) $32 $— Adjusted Free Cash Flow-Unrestricted $16 $72 $ in millions GAAP TO NON-GAAP RECONCILIATION 35 (1) As of March 31, 2024, cash provided by operating activities included approximately $32 million of cash related to a temporary transfer of funds from Voyix in March, which was remitted back to Voyix in April.

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